EXHIBIT 10.2
PURERAY CORPORATION
2008 STOCK OPTION AND INCENTIVE PLAN
5,500,000 Shares
October 15, 2008

PureRay Corporation
2008 STOCK OPTION AND INCENTIVE PLAN
TABLE OF CONTENTS

ARTICLE 1 DEFINITIONS	1

ARTICLE 2 THE PLAN	5

2.1 Name	5
2.2 Purpose	5
2.3 Effective Date	5

ARTICLE 3 PARTICIPANTS	5

ARTICLE 4 ADMINISTRATION	5

4.1 Duties and Powers of the Committee	5
4.2 Interpretation; Rules	6
4.3 No Liability	6
4.4 Majority Rule	6
4.5 Company Assistance	6

ARTICLE 5 SHARES OF STOCK SUBJECT TO PLAN	6

5.1 Limitations	6
5.2 Adjustments Upon Occurrence of Certain Events	7

ARTICLE 6 OPTIONS	8

6.1 Types of Options Granted	8
6.2 Option Grant and Agreement	8
6.3 Optionee Limitations	9
6.4 $100,000 and Section 162(m) Limitations	9
6.5 Exercise Price	9
6.6 Exercise Period	10
6.7 Option Exercise	10
6.8 Reload Options	11
6.9 Nontransferability of Option	11
6.10 Termination of Employment or Service	12
6.11 Employment Rights	12
6.12 Certain Successor Options	12

ARTICLE 7 RESTRICTED STOCK	12

7.1 Awards of Restricted Stock	12
7.2 Non-Transferability	13
7.3 Lapse of Restrictions	13
7.4 Termination of Employment	13
7.5 Treatment of Dividends	13

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7.6 Delivery of Shares	13

ARTICLE 8 STOCK CERTIFICATES	13

ARTICLE 9 TERMINATION AND AMENDMENT	15

9.1 Termination and Amendment	15
9.2 Effect on Grantee’s Rights	15

ARTICLE 10 RESTRICTIONS ON STOCK GRANTED UNDER THIS PLAN	15

10.1 Right of First Refusal	15
10.2 Market Stand-Off Agreement

ARTICLE 11 RELATIONSHIP TO OTHER COMPENSATION PLANS	16

ARTICLE 12 MISCELLANEOUS	17

12.1 Replacement or Amended Grants	17
12.2 Leave of Absence	17
12.3 Plan Binding on Successors	17
12.4 Singular, Plural; Gender	17
12.5 Headings, etc.	17
12.6 Section 16 Compliance	17

EXHIBIT A
Form Stock Option Agreement (Employees)	A-1

EXHIBIT B
Form Stock Option Agreement
(Non-Employee Directors, Consultants, Advisors)	B-1

EXHIBIT C
Form Restricted Stock Award Agreement	C-1

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PURERAY CORPORATION
2008 STOCK OPTION AND INCENTIVE PLAN
ARTICLE 1
DEFINITIONS
     As used in this Plan, the following terms have the following meanings unless the context clearly indicates to the contrary:
     “Award” means a grant of Restricted Stock.
     “Board” means the Board of Directors of the Company.
     “Cause” means (i) the commission of an act of fraud, embezzlement, theft or proven dishonesty, or any other illegal act or practice (whether or not resulting in criminal prosecution or conviction), including theft or destruction of property of the Company, a Parent, or a Subsidiary, or any other act or practice which the Committee shall, in good faith, deem to have resulted in the recipient’s becoming unbondable under the Company’s, a Parent’s or any Subsidiary’s fidelity bond; (ii) the willful engagement in misconduct which is deemed by the Committee, in good faith, to be materially injurious to the Company, a Parent or any Subsidiary, monetarily or otherwise, including, but not limited to, improperly disclosing trade secrets or other confidential or sensitive business information and data about the Company, a Parent or any Subsidiary and competing with the Company, a Parent or any Subsidiary, or soliciting employees, consultants or customers of the Company, a Parent or any Subsidiary in violation of law or any employment or other agreement to which the recipient is a party; (iii) the continued failure or habitual neglect by a person who is an Employee to perform his or her duties with the Company, a Parent or any Subsidiary; or (iv) other violation of rules or policies of the Company, a Parent or any Subsidiary, or conduct evidencing willful disregard of the interests of the Company, a Parent or any Subsidiary. For purposes of this Plan, no act or failure to act by the recipient shall be deemed “willful” unless done or omitted to be done by the recipient not in good faith and without reasonable belief that the recipient’s action or omission was in the best interest of the Company, a Parent or any Subsidiary. Notwithstanding the foregoing, if the recipient has entered into an employment agreement that is binding as of the date of employment termination, and if such employment agreement defines “Cause,” then the definition of “Cause” in such agreement shall apply to such recipient under this Plan. “Cause” shall be determined by the Committee based upon information presented by the Company and the Employee and shall be final and binding on all parties hereto.
     “Code” means the United States Internal Revenue Code of 1986, including effective date and transition rules (whether or not codified). Any reference herein to a specific section of the Code shall be deemed to include a reference to any corresponding provision of future law.
     “Committee” means a committee of at least two Directors appointed from time to time by the Board, having the duties and authority set forth herein in addition to any other authority granted by the Board; provided, however, that with respect to any Options or Awards granted to an individual who is also a Section 16 Insider, the Committee shall consist of either the entire Board of

Directors or a committee of at least two Directors (who need not be members of the Committee with respect to Options or Awards granted to any other individuals) who are Non-Employee Directors, and all authority and discretion shall be exercised by such Non-Employee Directors, and references herein to the “Committee” means such Non-Employee Directors insofar as any actions or determinations of the Committee shall relate to or affect Options or Awards made to or held by any Section 16 Insider. In selecting the Committee, the Board shall also consider the benefits under Section 162(m) of the Code of having a Committee composed of “outside directors” (as that term is defined in the Code) for certain grants of Options to highly compensated executives. At any time that the Board shall not have appointed a committee as described above, any reference herein to the Committee means a reference to the Board.
     “Company” means PureRay Corporation, a Washington corporation.
     “Corporate Transaction” means any of the following transactions to which the Company is a party: (a) a merger, consolidation, share exchange, combination or other transaction or series of transactions (other than a public offering by the Company for cash of the Company’s capital stock, debt or other securities, and other than ordinary public trading of such securities) in which the persons holding securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities immediately after such transaction are different from the persons holding those securities immediately before such transaction; or (b) the sale, transfer or other disposition of all or substantially all of the Company’s assets.
     “Director” means a member of the Board and any person who is an advisory or honorary director of the Company if such person is considered a director for the purposes of Section 16 of the Exchange Act, as determined by reference to such Section 16 and to the rules, regulations, judicial decisions, and interpretative or “no-action” positions with respect thereto of the SEC, as the same may be in effect or set forth from time to time.
     “Employee” means an employee (as defined in Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or a Parent or Subsidiary.
     “Exchange Act” means the Securities Exchange Act of 1934. Any reference herein to a specific section of the Exchange Act shall be deemed to include a reference to any corresponding provision of future law.
     “Exercise Price” means the price at which an Optionee may purchase a share of Stock under a Stock Option Agreement.
     “Fair Market Value” on any date means (i) the closing sales price of the Stock on such date on the national securities exchange on which the Stock is traded on that date; (ii) if the Stock is not traded on any national securities exchange, (a) the closing sales price of the Stock on the over-the-counter market on that date or (b) the average selling price during the 5 days before such date (the “Valuation Period”), provided that the Committee must irrevocably specify the commitment to grant the stock right with an exercise price set using such an average selling price before the beginning of the Valuation Period; or (iii) if the Stock is not readily tradable on any national securities exchange or on the over-the-counter market, the fair market value determined by the Board or the Committee based on the reasonable application of a reasonable valuation method that shall take into consideration all available information material to the value of the Stock, including the opinions of independent experts, the value of the tangible and intangible assets of the Company, the present value of anticipated future cash flows of the Company, the market value of companies and other entities engaged in trades or businesses substantially similar to those engaged in by the Company the value of which can be readily determined through objective, nondiscretionary means, recent arm’s length transactions involving the sale or transfer of Stock, and other relevant factors such as control premiums or discounts for lack of marketability.
     “Grantee” means a person who is an Optionee or a person who has received an Award of Restricted Stock.
     “Incentive Stock Option” means an option to purchase any stock of the Company, which complies with and is subject to the terms, limitations and conditions of Section 422 of the Code and any regulations promulgated with respect thereto.
     “Immediate Family” means a Grantee’s spouse, the lineal descendant or antecedent, brother or sister, of Grantee or Grantee’s spouse, or the spouse of any lineal descendant or antecedent, brother or sister of Grantee, or Grantee’s spouse, whether or not any of the above are adopted.
     “Non-Employee Director” shall have the meaning set forth in Rule 16b-3 under the Exchange Act, as the same may be in effect from time to time, or in any successor rule thereto, and shall be determined for all purposes under the Plan according to interpretative or “no-action” positions with respect thereto issued by the SEC.
     “Officer” means a person who constitutes an officer of the Company for the purposes of Section 16 of the Exchange Act, as determined by reference to such Section 16 and to the rules, regulations, judicial decisions, and interpretative or “no-action” positions with respect to such rule of the SEC, as the same may be in effect or set forth from time to time.
     “Option” means an option, whether or not an Incentive Stock Option, to purchase Stock granted pursuant to the provisions of Article 6 of this Plan.
     “Optionee” means a person to whom an Option has been granted under this Plan.
     “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the grant (or modification) of the Option, each of the corporations other than the Company owns stock possessing 50 percent or more of the total combined voting power of the classes of stock in one of the other corporations in such chain.
     “Permanent and Total Disability” has the same meaning as given to that term by Code Section 22(e)(3) and any regulations or rulings promulgated thereunder.

     “Plan” means the Company’s 2008 Stock Option and Incentive Plan, the terms of which are set forth herein.
     “Purchasable” refers to Stock which may be purchased by an Optionee under the terms of this Plan on or after a certain date specified in the applicable Stock Option Agreement.
     “Reload Option” has the meaning set forth in Section 6.8 of the Plan.
     “Restricted Stock” means Stock issued, subject to restrictions, to a Grantee pursuant to Article 7 of this Plan.
     “Restricted Stock Agreement” means an agreement setting forth the terms of an Award by the Company, a sample form of which is attached hereto as Exhibit C.
     “SEC” means the United States Securities and Exchange Commission.
     “Section 16 Insider” means any person who is subject to the provisions of Section 16 of the Exchange Act, as provided in Rule 16a-2 promulgated pursuant to the Exchange Act.
     “Stock” means the Common Stock, par value $0.0001 per share, of the Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different stock or securities of the Company or some other entity, such other stock or securities.
     “Stock Option Agreement” means an agreement between the Company and an Optionee under which the Optionee may purchase Stock under this Plan, a sample form of which is attached hereto as Exhibit A (Employees) and Exhibit B (Non-Employee Directors, Consultants and Advisors) (which forms may be varied by the Committee in granting an Option).
     “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the grant (or modification) of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
     “Transfer” means and includes any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer or disposition of any kind, including but not limited to transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, except for: (i) a transfer of vested Stock acquired pursuant to an Option or Award by gift during a Grantee’s lifetime or on a Grantee’s death by will or intestacy to such Grantee’s Immediate Family or to a trust or other entity for the benefit of Grantee or Grantee’s Immediate Family or (ii) pursuant to a domestic relations order issued by a court of competent jurisdiction, provided that, in each case of (i) or (ii) above, each transferee or other recipient executes a written agreement to be bound by the terms and conditions of the Plan, including without limitation, Section 10 hereof; (ii) any transfer of Stock acquired pursuant to an Option or Award by a Grantee made (A) pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations, or otherwise by operation of law or (B) pursuant to the winding up and dissolution of the Company.
ARTICLE 2
THE PLAN
     2.1 Name. This Plan shall be known as the Company’s “2008 Stock Option and Incentive Plan.”
     2.2 Purpose. The purpose of the Plan is to advance the interests of the Company, its Subsidiaries and its shareholders by affording certain Employees and Directors of the Company and its Subsidiaries, as well as key consultants and advisors to the Company or any Subsidiary, an opportunity to acquire or increase their proprietary interests in the Company. The objective of the issuance of the Options and Awards is to promote the growth and profitability of the Company and its Subsidiaries because the Grantees will be provided with an additional incentive to achieve the Company’s objectives through participation in its success and growth and by encouraging their continued association with or service to the Company.
     2.3 Effective Date. The Plan shall become effective on the date it is adopted by the Board; provided, however, that if the Company’s shareholders have not approved the Plan on or prior to the first anniversary of such effective date, then all options granted under the Plan shall be non-Incentive Stock Options.
ARTICLE 3
PARTICIPANTS
     The class of persons eligible to participate in the Plan shall consist of all persons whose participation in the Plan the Committee determines to be in the best interests of the Company, which shall include, but not be limited to, Employees or Directors of the Company or any Subsidiary, as well as key consultants and advisors to the Company or any Subsidiary.
ARTICLE 4
ADMINISTRATION
     4.1 Duties and Powers of the Committee. The Plan shall be administered by the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it may deem necessary. The Committee shall have the power to act by unanimous written consent in lieu of a meeting, and to meet telephonically. In administering the Plan, the Committee’s actions and determinations shall be binding on all interested parties. The Committee shall have the power to grant Options or Awards in accordance with the provisions of the Plan and may grant Options and Awards singly, in combination, or in tandem; provided, however, that the Committee shall not grant Incentive Stock Options in tandem with Options which do not qualify as Incentive Stock Options in such a manner that the exercise of one affects the right to exercise the other. Subject to the provisions of the Plan, the Committee shall have the discretion and authority to determine those individuals to whom Options or Awards will be granted and whether such Options shall be accompanied by the right to receive Reload Options, the number of shares of Stock subject to each Option or Award, such other matters as are specified herein, and any other terms and conditions of a Stock Option Agreement or Restricted Stock Agreement. To the extent not inconsistent with the provisions of the Plan, the Committee may give a Grantee an election to surrender an Option or Award in exchange for the grant of a new Option or Award, and shall have the authority to amend or modify an outstanding Stock Option Agreement or Restricted Stock Agreement, or to waive any provision thereof, provided that the Grantee consents to such action.
     4.2 Interpretation; Rules. Subject to the express provisions of the Plan, the Committee also shall have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option Agreement, and to make all other determinations necessary or advisable for the administration of the Plan, including, without limitation, the amending or altering of the Plan and any Options or Awards granted under the Plan as may be required to comply with or to conform to any federal, state, or local laws or regulations.
     4.3 No Liability. Neither any member of the Board nor any member of the Committee shall be liable to any person for any act or determination made in good faith with respect to the Plan or any Option or Award granted hereunder.
     4.4 Majority Rule. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority at a meeting at which a quorum is present, or any action taken without a meeting evidenced by a writing executed by all the members of the Committee, shall constitute the action of the Committee.
     4.5 Company Assistance. The Company shall supply full and timely information to the Committee on all matters relating to eligible persons, their employment, death, retirement, disability, or other termination of employment or service, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.
ARTICLE 5
SHARES OF STOCK SUBJECT TO PLAN
     5.1 Limitations. Subject to any antidilution adjustment pursuant to the provisions of Section 5.2 of this Plan, the maximum number of shares of Stock that may be issued hereunder shall be 5,500,000 shares of Stock. Any or all shares of Stock subject to the Plan may be issued in any combination of Incentive Stock Options, non-Incentive Stock Options or Restricted Stock, and the amount of Stock subject to the Plan may be increased from time to time in accordance with Article 10, provided that the total number of shares of Stock issuable pursuant to Incentive Stock Options may not be increased to more than 5,500,000 (other than pursuant to anti-dilution adjustments) without shareholder approval. Shares subject to an Option or issued as an Award may be either authorized and unissued shares or shares issued and later acquired by the Company. The shares covered by any unexercised portion of an Option that has terminated for any reason (except as set forth in the following paragraph), or any forfeited portion of an Award, may again be optioned or awarded under the Plan, and such shares shall not be considered as having been optioned or issued in computing the number of shares of Stock remaining available for option or award hereunder.
     5.2 Adjustments Upon Occurrence of Certain Events.
          (a) In the event of a Corporate Transaction, the Committee, in its discretion, may, but need not notwithstanding other provisions of this Plan:
     (i) declare that (1) all Options outstanding at the time of such Corporate Transaction but not otherwise fully exercisable, shall become exercisable immediately, notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability, so that such Options shall become exercisable for all shares at the time subject to such Options; (2) all such Options shall terminate on a stated date or within a stated number of days after the Committee gives written notice of the immediate right to exercise all such Options and of the decision to terminate all Options not exercised by such date or within such period; and/or (3) all then-remaining restrictions pertaining to Awards under the Plan shall immediately lapse; and/or
     (ii) issue or assume Awards or Options, or arrange that all Options or Awards granted under the Plan shall be assumed by the surviving corporation in the Corporate Transaction or substituted on an equitable basis with options or restricted stock issued by such surviving corporation, and provide notice thereof to all Grantees of such adjustment.
          (b) If, in a transaction that is not a Corporate Transaction, (x) the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a reorganization, recapitalization, reclassification, exchange of shares, or stock split or stock dividend, (y) there is any material spin-off or spin-out, or other material distribution of assets, or (z) there is any assumption and conversion to the Plan by the Company of an acquired company’s outstanding option grants, then:
(i)	the aggregate number and kind of shares of Stock for which Options or Awards may be granted hereunder shall be adjusted appropriately by the Committee; and

(ii)	the rights of Optionees (concerning the number of shares subject to Options and the Exercise Price) under outstanding Options and the rights of the holders of Awards (concerning the terms and conditions of the lapse of any then-remaining restrictions), shall be adjusted appropriately by the Committee.
          (c) Liquidation or Dissolution. In the event of a liquidation or dissolution of the Company in a transaction not involving a Corporate Transaction, then notwithstanding other provisions hereof: the adoption of a plan of dissolution or liquidation of the Company shall cause all then-remaining restrictions pertaining to Awards under the Plan to lapse, and shall cause every Option outstanding under the Plan to terminate to the extent not exercised prior to the adoption of the plan of dissolution or liquidation by the shareholders; and the Committee may declare all Options granted under the Plan to be exercisable at a time prior to the liquidation or dissolution to be determined by the Committee, notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability.
          (d) Committee Has Discretion. The adjustments and other actions described in paragraphs (a) through (c) of this Section 5.2, if any, and the manner of their application, shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests; provided, however, that any adjustment made by the Committee shall be made in a manner that will not cause an Incentive Stock Option to be other than an Incentive Stock Option under applicable statutory and regulatory provisions; and provided further, that if an adjustment is required because of a stock split or stock dividend as a result of which the number of outstanding shares of Stock is increased, then without any further action by the Committee (A) the aggregate number of shares of Stock for which Options or Awards may be granted hereunder, and the aggregate number of shares of Stock Purchasable under each Stock Option Agreement, shall be proportionately increased, and (B) the Exercise Price under each Stock Option Agreement shall be proportionately decreased. The adjustments required under this Article 5 shall apply to any successors of the Company and adjustments under 5.2(b) shall be made regardless of the number or type of successive events requiring such adjustments.
ARTICLE 6
OPTIONS
     6.1 Types of Options Granted. The Committee may, under this Plan, grant either Incentive Stock Options or Options which do not qualify as Incentive Stock Options. Within the limitations provided in this Plan, both types of Options may be granted to the same person at the same time, or at different times, under different terms and conditions, as long as the terms and conditions of each Option are consistent with the provisions of the Plan. Without limitation of the foregoing, Options may be granted subject to conditions based on the financial performance of the Company or any other factor the Committee deems relevant. An attempted exercise of an Incentive Stock Option outside of those time parameters will be permitted, but the Incentive Stock Option thereupon will become a non-Incentive Stock Option subject to all the terms of the Plan governing non-Incentive Stock Options.
     6.2 Option Grant and Agreement. Each Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of the Committee and by a written Stock Option Agreement executed by the Company and the Optionee. The terms of the Option, including the Option’s duration, time or times of exercise, Exercise Price, whether the Option is intended to be an Incentive Stock Option, and whether the Option is to be accompanied by the right to receive a Reload Option, shall be stated in the Stock Option Agreement. Unless a Stock Option Agreement specifically provides that that the Option granted thereunder is intended to be an Incentive Stock Option, such Option shall not be an Incentive Stock Option. No Incentive Stock Option may be granted more than ten years after the earlier to occur of the effective date of the Plan or the date the Plan is approved by the Company’s shareholders.

     Separate Stock Option Agreements may be used for Options intended to be Incentive Stock Options and those not so intended, but any failure to use such separate agreements shall not invalidate, or otherwise adversely affect the Optionee’s interest in, the Options evidenced thereby.
     6.3 Optionee Limitations. The Committee shall not grant an Incentive Stock Option to any person who, at the time the Incentive Stock Option is granted:
          (a) is not an Employee; or
          (b) owns or is considered to own stock possessing at least 10% of the total combined voting power of all classes of stock of the Company or any of its Parent or Subsidiary corporations; provided, however, that this limitation shall not apply if at the time an Incentive Stock Option is granted the Exercise Price is at least 110% of the Fair Market Value of the Stock subject to such Option and such Option by its terms would not be exercisable after five years from the date on which the Option is granted. For the purpose of this subsection (b), a person shall be considered to own: (i) the stock owned, directly or indirectly, by or for his or her brothers and sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; (ii) the stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust in proportion to such person’s stock interest, partnership interest or beneficial interest therein; and (iii) the stock which such person may purchase under any outstanding options of the Company or of any Parent or Subsidiary of the Company.
     6.4 $100,000 and Section 162(m) Limitations. Except as provided below, the Committee shall not grant an Incentive Stock Option to, or modify the exercise provisions of outstanding Incentive Stock Options held by, any person who, at the time the Incentive Stock Option is granted (or modified), would thereby receive or hold any Incentive Stock Options of the Company and any Parent or Subsidiary of the Company, such that the aggregate Fair Market Value (determined as of the respective dates of grant or modification of each option) of the stock with respect to which such Incentive Stock Options (including Reload Options) are exercisable for the first time during any calendar year is in excess of $100,000 (or such other limit as may be prescribed by the Code from time to time); provided that the foregoing restriction on modification of outstanding Incentive Stock Options shall not preclude the Committee from modifying an outstanding Incentive Stock Option if, as a result of such modification and with the consent of the Optionee, such Option no longer constitutes an Incentive Stock Option; and provided that, if the $100,000 limitation (or such other limitation prescribed by the Code) described in this Section 6.4 is exceeded, the Incentive Stock Option, the granting or modification of which resulted in the exceeding of such limit, shall be treated as an Incentive Stock Option up to the limitation and the excess shall be treated as an Option not qualifying as an Incentive Stock Option.
     6.5 Exercise Price. The Exercise Price per share of Stock subject to each Option shall not be less than the Fair Market Value per share of the Stock on the date of grant. The Committee shall in good faith set the Fair Market Value of Options and Awards. In the event the Fair Market Value should be determined to be otherwise, the Company shall have no liability for adverse tax consequences that that Grantee may incur as a result of such determination.

     6.6 Exercise Period. The period for the exercise of each Option granted hereunder shall be determined by the Committee, but the Stock Option Agreement with respect to each Option intended to be an Incentive Stock Option shall provide that such Option shall not be exercisable after the expiration of ten years from the date of grant (or modification) of the Option. In addition, no Incentive Stock Option granted under the Plan shall be exercisable prior to shareholder approval of the Plan.
     6.7 Option Exercise.
          (a) Unless otherwise provided in the Stock Option Agreement or Section 6.6 of this Plan, an Option may be exercised at any time or from time to time during the term of the Option as to any or all full shares which have become Purchasable under the provisions of the Option, but not at any time as to fewer than 100 shares unless the remaining shares that have become so Purchasable are fewer than 100 shares. The Committee shall have the authority to prescribe in any Stock Option Agreement that the Option may be exercised only in accordance with a vesting schedule during the term of the Option.
          (b) An Option shall be exercised by (i) delivery to the Company at its principal office of a written notice of exercise with respect to a specified number of shares of Stock and (ii) payment to the Company at that office of the full amount of the Exercise Price for such number of shares in accordance with Section 6.7(c). If requested by an Optionee, an Option (other than an Incentive Stock Option) may be exercised with the involvement of a stockbroker in accordance with the federal margin rules set forth in Regulation T (in which case the certificates representing the underlying shares will be delivered by the Company directly to the stockbroker).
          (c) The Exercise Price is to be paid in full in cash upon the exercise of the Option, and the Company shall not be required to deliver certificates for the shares purchased until such payment has been made; provided, however, that in lieu of cash, in the Company’s sole discretion, all or any portion of the Exercise Price may be paid by tendering to the Company shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in each case to be credited against the Exercise Price at the Fair Market Value of such shares on the date of exercise (however, no fractional shares may be so transferred, and the Company shall not be obligated to make any cash payments in consideration of any excess of the aggregate Fair Market Value of shares transferred over the aggregate Exercise Price).
          (d) In addition to and at the time of payment of the Exercise Price, the Optionee shall pay to the Company in cash the full amount of any federal, state, and local income, employment, or other withholding taxes applicable to the taxable income of such Optionee resulting from such exercise; provided, however, that in the discretion of the Committee any Stock Option Agreement may provide that all or any portion of such tax obligations may, upon the irrevocable election of the Optionee, be paid by tendering to the Company whole shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in either case in that number of shares having a Fair Market Value on the date of exercise equal to the amount of such taxes thereby being paid, and subject to such restrictions as to the approval and timing of any such election as the Committee may from time to time determine to be necessary or appropriate to satisfy the conditions of the exemption set forth in Rule 16b-3 under the Exchange Act, if such rule is applicable.
          (e) The holder of an Option shall not have any of the rights of a shareholder with respect to the shares of Stock subject to the Option until such shares have been issued and transferred to the Optionee upon the exercise of the Option.
     6.8 Reload Options.
          (a) The Committee may specify in a Stock Option Agreement (or may otherwise determine in its sole discretion) that a Reload Option shall be granted, without further action of the Committee, (i) to an Optionee who exercises an Option (including a Reload Option) by surrendering shares of Stock in payment of amounts specified in Sections 6.7(c) or 6.7(d) of this Plan, (ii) for the same number of shares as are surrendered to pay such amounts, (iii) as of the date of such payment and at an Exercise Price equal to the Fair Market Value of the Stock on such date (except Reload Options granted with or upon exercise of Incentive Stock Options granted to a person described in Section 6.3(b) hereof, in which case the Exercise Price shall be equal to 110% of the Fair Market Value of the Stock on such date), and (iv) otherwise on the same terms and conditions as the Option whose exercise has occasioned such payment, except as provided below and subject to such other contingencies, conditions, or other terms as the Committee shall specify at the time such exercised Option is granted; provided, however, that the Committee may require that the shares surrendered in payment as provided above must have been held by the Optionee for at least six months prior to such surrender.
          (b) Unless provided otherwise in the Stock Option Agreement, a Reload Option may not be exercised by an Optionee (i) prior to the end of a one-year period from the date that the Reload Option is granted, and (ii) unless the Optionee retains beneficial ownership of the shares of Stock issued to such Optionee upon exercise of the Option referred to above in Section 6.8(a)(i) for a period of one year from the date of such exercise.
     6.9 Nontransferability of Option. Other than as provided below, no Option shall be Transferable by an Optionee other than by will or the laws of descent and distribution or, in the case of non-Incentive Stock Options, pursuant to a domestic relations order issued by a court of competent jurisdiction, and, during the lifetime of an Optionee, Options shall be exercisable only by such Optionee (or by such Optionee’s guardian or legal representative, should one be appointed). However, in connection with the Optionee’s estate plan, a Non-Incentive Stock Option, to the extent vested, may be assigned in whole or in part during Optionee’s lifetime to one or more members of the Optionee’s Immediate Family or to a partnership, trust, limited liability company, or other entity established for the exclusive benefit of one or more such family members. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the vested Option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate. No Optionee shall Transfer any Stock received pursuant to the exercise of an Option issued pursuant to this Plan unless (i) Optionee has first offered such Stock to the Company in accordance with

Section 10.1 and such assignee agrees in writing to be bound by the terms and conditions of this Plan, including but not limited to Article 10 and (ii) such Transfer is made in compliance with applicable federal and state securities laws, to the Company’s satisfaction.
     6.10 Termination of Employment or Service. The Committee shall have the power to specify, with respect to the Options granted to a particular Optionee, the effect upon such Optionee’s right to exercise an Option of termination of such Optionee’s employment or service under various circumstances, which effect may include immediate or deferred termination of such Optionee’s rights under an Option, or acceleration of the date at which an Option may be exercised in full; provided, that in no event may an Incentive Stock Option be exercised after the expiration of ten years from the date of its grant. Further, in no event may an Incentive Stock Option be exercised more than three months following termination of such Optionee’s employment, unless termination is due to Optionee’s death or Permanent and Total Disability, in which case an Incentive Stock Option may be exercised within one year following such termination.
     6.11 Employment Rights. Nothing in the Plan or in any Stock Option Agreement shall confer on any person any right to continue in the employ of the Company or any of its Subsidiaries, or shall interfere in any way with the right of the Company or any of its Subsidiaries to terminate such person’s employment at any time.
     6.12 Certain Successor Options. To the extent not inconsistent with the terms, limitations and conditions of Code section 422 and any regulations promulgated with respect thereto, an Option issued in respect of an option held by an employee to acquire stock of any entity acquired, by merger or otherwise, by the Company (or any Subsidiary of the Company) may contain terms that differ from those stated in this Article 6, but solely to the extent necessary to preserve for any such employee the rights and benefits contained in such predecessor option, or to satisfy the requirements of Code section 424(a).
ARTICLE 7
RESTRICTED STOCK
     7.1 Awards of Restricted Stock. The Committee may grant Awards of Restricted Stock, which shall be governed by a Restricted Stock Agreement between the Company and the Grantee (a form of which is attached hereto as Exhibit C). Each Restricted Stock Agreement shall contain such restrictions, terms, and conditions as the Committee may, in its discretion, determine, and may require that an appropriate legend be placed on the certificates evidencing the subject Restricted Stock. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted, provided that the Grantee has executed the Restricted Stock Agreement governing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the foregoing documents within any time period prescribed by the Committee, the Award shall be void. At the discretion of the Committee, Shares issued in connection with an Award shall be deposited together with the stock powers with an escrow agent designated by the Committee. Unless the Committee determines otherwise and as set forth in the Restricted Stock Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a shareholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.
     7.2 Non-Transferability. Until any restrictions upon vested Restricted Stock awarded to a Grantee shall have lapsed in a manner set forth in Section 7.3, such shares of vested Restricted Stock shall not be Transferable other than by will or the laws of descent and distribution in accordance with this Agreement, or pursuant to domestic relations order issued by a court of competent jurisdiction, nor shall they be delivered to the Grantee, and thereafter Grantee shall not Transfer any shares of Stock unless (i) Grantee has first offered such Stock to the Company in accordance with Section 10.1 and such transferee agrees in writing to be bound by the terms and conditions of this Plan, including but not limited to Article 10 and (ii) such Transfer is made in compliance with applicable federal and state securities laws to the Company’s satisfaction.
     7.3 Lapse of Restrictions. Restrictions upon Restricted Stock awarded hereunder shall lapse at such time or times (but, with respect to any award to a Grantee who is also a Section 16 Insider, not less than six months after the date of the Award) and on such terms and conditions as the Committee may, in its discretion, determine at the time the Award is granted or thereafter.
     7.4 Termination of Employment or Service. The Committee shall have the power to specify, with respect to each Award granted to any particular Grantee, the effect upon such Grantee’s rights with respect to such Restricted Stock of the termination of such Grantee’s employment or service under various circumstances, which effect may include immediate or deferred forfeiture of such Restricted Stock or acceleration of the date at which any then-remaining restrictions shall lapse.
     7.5 Treatment of Dividends. At the time an Award of Restricted Stock is made, the Committee may, in its discretion, determine that the payment to the Grantee of any dividends, or a specified portion thereof, declared or paid on such Restricted Stock shall be (i) deferred until the lapsing of the relevant restrictions and (ii) held by the Company for the account of the Grantee until such lapsing. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum determined by the Committee. Payment of deferred dividends, together with interest thereon, shall be made upon the lapsing of restrictions imposed on such Restricted Stock, and any dividends deferred (together with any interest thereon) in respect of Restricted Stock shall be forfeited upon any forfeiture of such Restricted Stock.
     7.6 Delivery of Shares. Except as provided otherwise in Article 8 below, within a reasonable period of time following the lapse of the restrictions on shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such shares and such shares shall be free of all restrictions hereunder.
ARTICLE 8
STOCK CERTIFICATES
     The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the attempted exercise of any Option granted hereunder or any portion thereof,

or deliver any certificate for shares of Restricted Stock granted hereunder, and no attempted exercise of an Option shall be effective prior to fulfillment of all of the following conditions:
          (a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed;
          (b) The completion of any registration or other qualification of such shares which the Committee shall deem necessary or advisable under any federal or state law or under the rulings or regulations of the SEC or any other governmental regulatory body;
          (c) The obtaining of any approval or other clearance from any federal or state governmental agency or body which the Committee shall determine to be necessary or advisable; and
          (d) The lapse of such reasonable period of time following the exercise of the Option as the Board from time to time may establish for reasons of administrative convenience.
     Stock certificates issued and delivered to Grantees shall bear such restrictive legends as the Company shall deem necessary or advisable pursuant to applicable federal and state securities laws including the following:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), ANY STATE SECURITIES LAWS OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTIONS. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL, AT THE EXPENSE OF THE TRANSFEROR OR TRANSFEREE, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RIGHTS OF FIRST REFUSAL AS SET FORTH IN THE COMPANY’S 2008 STOCK OPTION AND INCENTIVE PLAN ENTERED INTO BY THE COMPANY AND APPROVED BY THE STOCKHOLDERS OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. SUCH RIGHTS OF FIRST REFUSAL AND RIGHTS IS BINDING ON TRANSFEREES OF THESE SHARES.
The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Stock pursuant to Options shall relieve the Company of any liability with respect to the non-issuance or sale of the Stock as to which such approval shall not have been obtained. The Company shall, however, use reasonable efforts to obtain all such approvals.

ARTICLE 9
TERMINATION AND AMENDMENT
     9.1 Termination and Amendment. The Board may at any time terminate or amend the Plan; provided, however, that the Board (unless its actions are approved or ratified by the shareholders of the Company within twelve months of the date that the Board amends the Plan) may not amend the Plan to:
          (a) Increase the total number of shares of Stock issuable pursuant to Incentive Stock Options under the Plan, except as contemplated in Section 5.2; or
          (b) Change the class of employees eligible to receive Incentive Stock Options that may participate in the Plan.
     9.2 Effect on Grantee’s Rights. No termination, amendment, or modification of the Plan shall affect adversely a Grantee’s rights under a Stock Option Agreement or Restricted Stock Agreement without the consent of the Grantee or his legal representative.
ARTICLE 10
RESTRICTIONS ON STOCK GRANTED UNDER THIS PLAN
     10.1 Right of First Refusal.
          (a) Selling Optionee’s Notice. Before any Grantee may effect any Transfer of any Stock acquired pursuant to a Grant or Option, such Grantee (the “Selling Grantee”) must give the Company a written notice signed by the Selling Grantee (the “Selling Grantee’s Notice”) stating: (a) the Selling Grantee’s bona fide intention to transfer such Stock; (b) the number of shares of Stock proposed to be transferred (the “Offered Stock”) to each proposed purchaser or other transferee (“Proposed Transferee”); (c) the name, address and relationship, if any, to the Selling Grantee of each Proposed Transferee; (d) the bona fide cash price or, in reasonable detail, other consideration, per share for which the Selling Grantee proposes to transfer such Offered Stock to each Proposed Transferee (the “Offered Price”); (e) the date and time of closing the proposed transfer of Stock (the “Closing”); and (f) other relevant terms of the proposed sale. Upon the request of the Company, the Selling Grantee will promptly furnish to the Company such other information as may be reasonably requested to establish that the offer and Proposed Transferee(s) are bona fide.
          (b) Company’s Right of First Refusal. The Company and its assignees shall have a right of first refusal to purchase the Offered Stock (the “Company’s Right of First Refusal”), if the Company gives written notice of the exercise of such right to the Selling Grantee within thirty (30) days (the “Company’s Refusal Period”) after the date of the Selling Grantee’s Notice to the Company. If the Company does not intend to exercise the Company’s Right of First Refusal in full or if the Company is not lawfully able to repurchase the Offered Stock, the

Company will send written notice thereof (the “Company’s Expiration Notice”) to the Selling Grantee before the expiration of the Company’s Refusal Period.
          (c) Purchase Price. The purchase price for the Offered Stock to be purchased by the Company pursuant to the Company’s Right of First Refusal under this Agreement will be the Offered Price, and will be payable as set forth in Section 10.1(d) hereof. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration will be determined by the Committee in good faith, which determination will be binding upon the Company and the Selling Grantee absent fraud or error.
          (d) Payment. Payment of the purchase price for Offered Stock purchased by the Company exercising the Company’s Right of First Refusal will be made within fifteen (15) days after the expiration of the Company’s Refusal Period. Payment of the purchase price will be made, at the option of the Company, (a) in cash (by check), (b) by cancellation of all or a portion of any outstanding indebtedness of the Selling Grantee to the Company, as the case may be, or (c) by any combination of the foregoing.
          (e) Selling Grantee’s Right to Transfer. If the Company has not elected pursuant to the Company’s Right of First Refusal to purchase all of the Offered Stock, then the Selling Grantee may transfer that portion of the Offered Stock permitted to be sold by the Selling Grantee to any person named as a Proposed Transferee in the Selling Grantee’s Notice, at the Offered Price or at a higher price, provided that such transfer (a) is consummated within ninety (90) days after the date of the Selling Grantee’s Notice and (b) is in accordance with the terms and conditions of this Agreement. If the Offered Stock is transferred in accordance with the terms and conditions of this Agreement, then the transferee(s) of the Offered Stock will thereafter hold such Offered Stock subject to the Company’s Right of First Refusal. If the Offered Stock is not so transferred during such ninety (90) day period, then the Selling Grantee will not transfer any of such Offered Stock without complying again in full with the provisions of this Agreement
          (f) Right of First Refusal Agreement. To the extent that, on the date of any grant of any Award or Option, Grantee is or becomes a party to any Right of First Refusal and Co-Sale Agreement by and between the Company and certain shareholders of the Company, and the terms of such Right of First Refusal and Co-Sale Agreement conflict with the terms hereof, the terms of such Right of First Refusal and Co-Sale Agreement shall govern such conflict.
ARTICLE 11
RELATIONSHIP TO OTHER COMPENSATION PLANS
     The adoption of the Plan shall not affect any other stock option, incentive, or other compensation plans in effect for the Company or any of its Subsidiaries; nor shall the adoption of the Plan preclude the Company or any of its Subsidiaries from establishing any other form of incentive or other compensation plan for Employees or Directors of the Company or any of its Subsidiaries.

ARTICLE 12
MISCELLANEOUS
     12.1 Replacement or Amended Grants. At the sole discretion of the Committee, and subject to the terms of the Plan, the Committee may modify outstanding Options or Awards or accept the surrender of outstanding Options or Awards and grant new Options or Awards in substitution for them, provided that no modification of an Option or Award shall adversely affect a Grantee’s rights under a Stock Option Agreement or Restricted Stock Agreement without the consent of the Grantee or his legal representative.
     12.2 Leave of Absence. Unless provided otherwise in a particular Stock Option Agreement, the following provisions shall, at the discretion of the Committee, apply upon an Optionee’s commencement of an authorized leave of absence:
          (a) The exercise schedule in effect for such Option shall be frozen as of the first day of the authorized leave, and the Option shall not become exercisable for any additional installments of shares of Stock during the period Optionee remains on such leave.
          (b) Should Optionee resume active Employee status within 60 days after the start date of the authorized leave, Optionee shall, for purposes of the applicable exercise schedule, receive service credit for the entire period of such leave. If Optionee does not resume active Employee status within such 60-day period, then no credit shall be given for the entire period of such leave.
          (c) In no event shall the Option become exercisable for any additional shares or otherwise remain outstanding if the Optionee does not resume Employee status prior to the Expiration Date of the option term.
     12.3 Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.
     12.4 Singular, Plural; Gender. Whenever used in this Plan, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.
     12.5 Headings, etc., No Part of Plan. Headings of Articles and Sections of this Plan are inserted for convenience and reference; they do not constitute part of the Plan.
     12.6 Section 16 Compliance. With respect to Section 16 Insiders and “highly-compensated” persons under Section 162(m) of the Code, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act and with Section 162(m) of the Code. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed void to the extent permitted by law and deemed advisable by the Committee. In addition, if necessary to comply with Rule 16b-3 with respect to any grant of an Option hereunder, and in addition to any other vesting or holding period specified hereunder or in an applicable Stock Option Agreement, any Section 16 Insider acquiring an Option shall be required to hold either the Option or the underlying shares of Stock obtained upon exercise of the Option for a minimum of six months.

EXHIBIT A
PureRay Corporation
STOCK OPTION AGREEMENT
THE TRANSFER OF THESE SECURITIES HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE BLUE SKY LAWS, AND CANNOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS REGISTERED UNDER SUCH ACTS, OR EXEMPTIONS FROM SUCH REGISTRATION ARE AVAILABLE.
     THIS STOCK OPTION AGREEMENT (this “Agreement”) is entered into as of this                      day of                                         ,                     , by and between PureRay Corporation, a Washington corporation (the “Company”), and                                          (the “Optionee”).
     On October 15, 2008, the Board of Directors of the Company adopted a Stock Option and Incentive Plan known as the Company’s “2008 Stock Option and Incentive Plan” (the “Plan”), and recommended that the Plan be approved by the Company’s shareholders. On [                    ] [     ], 200[     ], the shareholders of the Company adopted and approved the Plan. The Committee has granted the Optionee a stock option to purchase the number of shares of the Company’s common stock as set forth below, and in consideration of the granting of that stock option the Optionee intends to remain in the employ of the Company. The Company and the Optionee desire to enter into a written agreement with respect to such option in accordance with the Plan. Therefore, as an employment incentive and to encourage stock ownership, and also in consideration of the mutual covenants contained herein, the parties hereto agree as follows.
     1. Incorporation of Plan. This option is granted pursuant to the provisions of the Plan, and the terms and definitions of the Plan are incorporated into this Agreement by reference and made a part of this Agreement. The Optionee acknowledges receipt of a copy of the Plan.
     2. Grant of Option. Subject to the terms, restrictions, limitations and conditions stated in this Agreement, the Company hereby evidences its grant to the Optionee, not in lieu of salary or other compensation, of the right and option (the “Option”) to purchase all or any part of the number of shares of the Company’s no par value Common Stock (the “Stock”), set forth on Schedule A attached and incorporated into this Agreement by reference. The Option shall be exercisable in the amounts and at the time(s) specified on Schedule A. The Option shall expire and shall not be exercisable on the date specified on Schedule A or on such earlier date as determined pursuant to Section 8, 9, or 10 of this Agreement. Schedule A states whether the Option is intended to be an Incentive Stock Option.
     3. Purchase Price. The price per share to be paid by the Optionee for the shares subject to this Option (the “Exercise Price”) shall be as specified on Schedule A, which price shall be an amount not less than the Fair Market Value (or 110% of the Fair Market Value if Optionee is a person described in Section 6.3(b) of the Plan) of a share of Stock as of the Date of Grant (as defined in Section 11 below) if the Option is an Incentive Stock Option. The Committee has in good faith set the fair market value of these Options. In the event the Fair Market Value should be determined to be otherwise, there shall be no adverse tax liabilities attributable to the Company as a result of additional tax consequences to Optionee.

     4. Exercise Terms. The Optionee must exercise the Option for at least the lesser of 100 shares or the number of shares of Purchasable Stock as to which the Option remains unexercised. If this Option is not exercised with respect to all or any part of the shares subject to this Option prior to its expiration, the shares with respect to which this Option was not exercised shall no longer be subject to this Option.
     5. Option Non-Transferable. No Option shall be transferable by an Optionee other than by will or the laws of descent and distribution or, in the case of non-Incentive Stock Options, pursuant to a domestic relations order issued by a court of competent jurisdiction or as otherwise permitted pursuant to Section 6.9 of the Plan. During the lifetime of an Optionee, Options shall be exercisable only by such Optionee (or by such Optionee’s guardian or legal representative, should one be appointed). No Optionee shall Transfer any Stock received pursuant to the exercise of an Option issued pursuant to the Plan unless Optionee has first offered such Stock to the Company in accordance with Section 10.1 and such assignee agrees in writing to be bound by the terms and conditions of this Plan, including but not limited to Article 10.
     6. Notice of Exercise of Option. This Option may be exercised by the Optionee, or by the Optionee’s administrators, executors or personal representatives, by a written notice (in substantially the form of the Notice of Exercise attached to this Agreement as Schedule B) signed by the Optionee, or by such administrators, executors or personal representatives, and delivered or mailed to the Company as specified in Section 15 below to the attention of the President, Chief Executive Officer or such other officer as the President or Chief Executive Officer may designate. Any such notice shall (a) specify the number of shares of Stock which the Optionee or the Optionee’s administrators, executors or personal representatives, as the case may be, then elects to purchase hereunder, (b) contain such information as may be reasonably required pursuant to Section 12 below, and (c) be accompanied by (i) a certified or cashier’s check or, if acceptable to the Committee, a recourse note payable to the Company in payment of the total Exercise Price applicable to such shares as provided herein, (ii) shares of Stock owned by the Optionee and duly endorsed or accompanied by stock transfer powers having a Fair Market Value equal to the total Exercise Price applicable to such shares purchased under this Agreement, or (iii) a certified or cashier’s check or, if acceptable to the Committee, a recourse note payable to the Company, accompanied by the number of shares of Stock whose Fair Market Value when added to the amount of the check or note equals the total Exercise Price applicable to the shares being purchased under this Agreement. Upon receipt of any such notice and accompanying payment, and subject to the terms hereof, the Company agrees to issue to the Optionee or the Optionee’s administrators, executors or personal representatives, as the case may be, stock certificates for the number of shares specified in such notice registered in the name of the person exercising this Option.
     7. Adjustment in Option. The number of Shares subject to this Option, the Exercise Price and other matters are subject to adjustment during the term of this Option in accordance with Section 5.2 of the Plan.

     8. Termination of Employment.
     (a) Except as otherwise specified in Schedule A to this Agreement, in the event of the termination of the Optionee’s employment with the Company or any of its Subsidiaries, other than a termination that is either (i) for Cause, (ii) voluntary on the part of the Optionee and without written consent of the Company, or (iii) for reasons of death or Permanent and Total Disability or retirement, the Optionee may exercise this Option at any time within three (3) months after such termination to the extent of the number of shares which were Purchasable hereunder at the date of such termination.
     (b) Except as specified in Schedule A attached hereto, in the event of a termination of the Optionee’s employment that is either (i) for Cause or (ii) voluntary on the part of the Optionee and without the written consent of the Company, this Option, to the extent not previously exercised, shall terminate immediately and shall not thereafter be or become exercisable.
     (c) Unless and to the extent otherwise provided in Schedule A hereto, in the event of the retirement of the Optionee at or after the normal retirement date as prescribed from time to time by the Company or any Subsidiary (age 65 unless so prescribed or unless the Committee determines otherwise), the Optionee shall continue to have the right to exercise any Options for shares which were Purchasable at the date of the Optionee’s retirement, such rights to be subject to the provisions of this Agreement. Notwithstanding the foregoing, the Options will become void and unexercisable on the date which is three months after the date of retirement unless, with respect to a non-Incentive Stock Option, on (or effective as of) the date of retirement the Optionee enters into a noncompete agreement with the Company, in form and substance reasonably satisfactory to the Company, and continuously complies with such noncompete agreement for the period of time during which the options may be exercised. (Incentive Stock Options will remain subject to the requirement of Section 6.10 of the Plan that they must be exercised, if at all, not later than three months following termination of such Optionee’s employment, unless termination is due to Optionee’s death or Permanent and Total Disability, in which case an Incentive Stock Option may be exercised within one year following such termination; provided that an attempted exercise of an Incentive Stock Option outside of those time parameters will be permitted, but the Incentive Stock Option thereupon will become a non-Incentive Stock Option subject to all the terms of this Agreement and the Plan governing non-Incentive Stock Options.) This Option does not confer upon the Optionee any right with respect to continuance of employment by the Company or by any of its Subsidiaries. This Option shall not be affected by any change of employment so long as the Optionee continues to be an employee of the Company or one of its Subsidiaries.
     9. Disabled Optionee. In the event of termination of employment because of the Optionee’s Permanent and Total Disability, any unvested rights to acquire shares pursuant to this Option shall immediately vest and the Optionee (or his or her personal representative) may exercise this Option, within a period ending on the earlier of (a) the last day of the one year period following the Optionee’s Permanent and Total Disability or (b) the expiration date of this Option.

     10. Death of Optionee. Except as otherwise set forth in Schedule A with respect to the rights of the Optionee upon termination of employment under Section 8(a) above, in the event of the Optionee’s death while employed by the Company or any of its Subsidiaries or within three months after a termination of such employment (if such termination was neither (i) for Cause nor (ii) voluntary on the part of the Optionee and without the written consent of the Company), the appropriate persons described in Section 6 of this Agreement or persons to whom all or a portion of this Option is transferred in accordance with Section 5 of this Agreement may exercise this Option at any time within a period ending on the earlier of (a) the last day of the one year period following the Optionee’s death or (b) the expiration date of this Option. If the Optionee was an employee of the Company at the time of death, any unvested rights to acquire shares pursuant to this Option shall immediately vest and this Option may be so exercised. If the Optionee’s employment terminated prior to his or her death, this Option may be exercised only to the extent of the number of shares covered by this Option which were Purchasable under this Agreement at the date of such termination.
     11. Date of Grant. This Option was granted by the Committee on the date set forth in Schedule A (the “Date of Grant”).
     12. Compliance with Regulatory Matters. The Optionee acknowledges that the issuance of capital stock of the Company is subject to limitations imposed by federal and state law, and the Optionee hereby agrees that the Company shall not be obligated to issue any shares of Stock upon an attempted exercise of this Option that would cause the Company to violate law or any rule, regulation, order or consent decree of any regulatory authority (including without limitation the SEC) having jurisdiction over the affairs of the Company. The Optionee agrees that he or she will provide the Company with such information as is reasonably requested by the Company or its counsel to determine whether the issuance of Stock complies with the provisions described by this Section 12.
     13. Restriction on Disposition of Shares. Unless the Company otherwise agrees in writing, the shares purchased pursuant to the exercise of an Incentive Stock Option shall not be transferred by the Optionee except pursuant to the Optionee’s will, or the laws of descent and distribution, until such date which is the later of two years after the grant of such Incentive Stock Option or one year after the transfer of the shares to the Optionee pursuant to the exercise of such Incentive Stock Option. An attempted transfer of such shares in violation of these restrictions will be permitted if such a transfer would have been permitted under this Agreement for shares purchased pursuant to the exercise a non-Incentive Stock Option, but the Incentive Stock Option under which such shares were issued thereupon will become a non-Incentive Stock Option subject to all the terms of this Agreement and the Plan governing non-Incentive Stock Options.
     14. Termination as a Subsidiary of the Company. In the event that Optionee is employed by a Subsidiary of the Company and the Company or its Subsidiaries cease to own greater than 50% of such Subsidiary, this Option shall terminate on the date the Company or its Subsidiaries cease to own greater than 50% of such Subsidiary unless the Board or the Committee determines otherwise.

     15. Miscellaneous.
     (a) This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.
     (b) This Agreement is executed and delivered in, and shall be governed by the laws of, the State of Georgia.
     (c) Any requests or notices to be given hereunder shall be deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three days after deposit thereof in the United States mail, registered, return receipt requested and postage prepaid, addressed, if to the Optionee, at Optionee’s address shown in the Company’s records and, if to the Company, to the executive offices of the Company at 3490 Piedmont Road, Suite 1120, Atlanta, GA 30305, or at such other addresses that the parties provide to each other in accordance with the foregoing notice requirements.
     (d) This Agreement may not be modified except in writing executed by each of the parties to it.
     (e) In addition to all other provisions of the Plan, Employee acknowledges that the Stock issuable upon the exercise of the Options granted pursuant to this Agreement is subject to the Company’s Right of First Refusal and the Market Stand-Off Agreement under Section 10.1 and 10.2 of the Plan, respectively.

     IN WITNESS WHEREOF, the Committee has caused this Stock Option Agreement to be executed on behalf of the Company, and the Optionee has executed this Stock Option Agreement, all as of the day and year first above written.

PureRay Corporation		OPTIONEE

By:

	Name:	Name:

Title:

SCHEDULE A
TO
STOCK OPTION AGREEMENT
BETWEEN
PureRay Corporation
AND

Dated:
1.	Number of Shares Subject to Option: Shares.

2.	This Option (Check one) ☐ is ☐ is not an Incentive Stock Option.

3.	Option Exercise Price: $ per Share.

4.	Date of Grant:

5.	Option Vesting Schedule:
Check one:
☐	Options are exercisable with respect to all shares on or after the date hereof.

☐	Options are exercisable with respect to the number of shares indicated below on or after the date indicated next to the number of shares:

No. of Shares	Vesting Date

6.	Option Exercise Period:
Check One:
☐	All options expire and are void unless exercised on or before , .

☐	Options expire and are void unless exercised on or before the date indicated next to the number of shares:

No. of Shares	Expiration Date
N/A	N/A
7.	Effect of Termination of Employment of Optionee.

SCHEDULE B
TO
STOCK OPTION AGREEMENT
BETWEEN
PureRay Corporation
AND

Dated:
NOTICE OF EXERCISE
     The undersigned hereby notifies PureRay Corporation (the “Company”) of this election to exercise the undersigned’s stock option to purchase                      shares of the Company’s no par value common stock (the “Common Stock”), pursuant to the Stock Option Agreement (the “Agreement”) between the undersigned and the Company dated                                         ,           . Accompanying this Notice is (1) a certified or a cashier’s check or, if acceptable to the Committee, a recourse note payable to the Company, in the amount of $                               payable to the Company, and/or (2)                      shares of the Company’s Common Stock presently owned by the undersigned and duly endorsed or accompanied by stock transfer powers, having an aggregate Fair Market Value (as defined in the Company’s 2008 Stock Option and Incentive Plan (the “Plan”)) as of the date hereof of $                              , and/or (3) authorization to withhold                      shares of Stock otherwise issuable upon exercise of the Option having an aggregate Fair Market Value (as defined in the Plan) as of the date hereof of $                              , with such shares of Stock that are withheld being credited against the Exercise Price, such amounts of (1), (2) and (3) being equal, in the aggregate, to the purchase price per share set forth in Section 3 of the Agreement multiplied by the number of shares being purchased hereby (in each instance subject to appropriate adjustment pursuant to Section 5.2 of the Plan).
     IN WITNESS WHEREOF, the undersigned has set his hand and seal, this            day of                     ,           .

OPTIONEE [OR OPTIONEE’S ADMINISTRATOR,
EXECUTOR OR PERSONAL REPRESENTATIVE]

Name:

Position (if other than Optionee):

EXHIBIT B
PureRay Corporation
STOCK OPTION AGREEMENT
[Non-Employee Directors, Consultants and Advisors]
THE TRANSFER OF THESE SECURITIES HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE BLUE SKY LAWS, AND CANNOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS REGISTERED UNDER SUCH ACTS, OR EXEMPTIONS FROM SUCH REGISTRATION ARE AVAILABLE.
     THIS STOCK OPTION AGREEMENT (this “Agreement”) is entered into as of this       day of                                         ,           , by and between PureRay Corporation, a Washington corporation (the “Company”), and                                                              (the “Optionee”).
     On October 15, 2008, the Board of Directors of the Company adopted a Stock Option and Incentive Plan known as the Company’s “2008 Stock Option and Incentive Plan” (the “Plan”), and recommended that the Plan be approved by the Company’s shareholders. On [                    ] [     ], 200[     ], the shareholders of the Company adopted and approved the Plan. The Committee has granted the Optionee a stock option to purchase the number of shares of the Company’s common stock as set forth below, and in consideration of the granting of that stock option the Optionee intends to remain in the service of the Company as a non-employee director, consultant or advisor, as the case may be. The Company and the Optionee desire to enter into a written agreement with respect to such option in accordance with the Plan. Therefore, as an incentive and to encourage stock ownership, and also in consideration of the mutual covenants contained herein, the parties hereto agree as follows.
     1. Incorporation of Plan. This option is granted pursuant to the provisions of the Plan, and the terms and definitions of the Plan are incorporated into this Agreement by reference and made a part of this Agreement. The Optionee acknowledges receipt of a copy of the Plan.
     2. Grant of Option. Subject to the terms, restrictions, limitations and conditions stated in this Agreement, the Company hereby evidences its grant to the Optionee, not in lieu of salary or other compensation, of the right and option (the “Option”) to purchase all or any part of the number of shares of the Company’s no par value Common Stock (the “Stock”), set forth on Schedule A attached and incorporated into this Agreement by reference. The Option shall be exercisable in the amounts and at the time(s) specified on Schedule A. The Option shall expire and shall not be exercisable on the date specified on Schedule A or on such earlier date as determined pursuant to Section 8, 9, or 10 of this Agreement. Schedule A states whether the Option is intended to be an Incentive Stock Option.
     3. Purchase Price. The price per share to be paid by the Optionee for the shares subject to this Option (the “Exercise Price”) shall be as specified on Schedule A, which price shall be an amount not less than the Fair Market Value (or 110% of the Fair Market Value if Optionee is a

person described in Section 6.3(b) of the Plan) of a share of Stock as of the Date of Grant (as defined in Section 11 below) if the Option is an Incentive Stock Option. The Committee has in good faith set the fair market value of these Options. In the event the Fair Market Value should be determined to be otherwise, there shall be no adverse tax liabilities attributable to the Company as a result of additional tax consequences to Optionee.
     4. Exercise Terms. The Optionee must exercise the Option for at least the lesser of 100 shares or the number of shares of Purchasable Stock as to which the Option remains unexercised. If this Option is not exercised with respect to all or any part of the shares subject to this Option prior to its expiration, the shares with respect to which this Option was not exercised shall no longer be subject to this Option.
     5. Option Non-Transferable. No Option shall be transferable by an Optionee other than by will or the laws of descent and distribution or, in the case of non-Incentive Stock Options, pursuant to a domestic relations order issued by a court of competent jurisdiction or as otherwise permitted pursuant to Section 6.9 of the Plan. During the lifetime of an Optionee, Options shall be exercisable only by such Optionee (or by such Optionee’s guardian or legal representative, should one be appointed). No Optionee shall Transfer any Stock received pursuant to the exercise of an Option issued pursuant to this Plan unless Optionee has first offered such Stock to the Company in accordance with Section 10.1 and such assignee agrees in writing to be bound by the terms and conditions of the Plan, including but not limited to Article 10.
     6. Notice of Exercise of Option. This Option may be exercised by the Optionee, or by the Optionee’s administrators, executors or personal representatives, by a written notice (in substantially the form of the Notice of Exercise attached to this Agreement as Schedule B) signed by the Optionee, or by such administrators, executors or personal representatives, and delivered or mailed to the Company as specified in Section 15 below to the attention of the President, Chief Executive Officer or such other officer as the President or Chief Executive Officer may designate. Any such notice shall (a) specify the number of shares of Stock which the Optionee or the Optionee’s administrators, executors or personal representatives, as the case may be, then elects to purchase hereunder, (b) contain such information as may be reasonably required pursuant to Section 12 below, and (c) be accompanied by (i) a certified or cashier’s check or, if acceptable to the Committee, a recourse note payable to the Company in payment of the total Exercise Price applicable to such shares as provided herein, (ii) shares of Stock owned by the Optionee and duly endorsed or accompanied by stock transfer powers having a Fair Market Value equal to the total Exercise Price applicable to such shares purchased under this Agreement, or (iii) a certified or cashier’s check or, if acceptable to the Committee, a recourse note payable to the Company, accompanied by the number of shares of Stock whose Fair Market Value when added to the amount of the check or note equals the total Exercise Price applicable to the shares being purchased under this Agreement. Upon receipt of any such notice and accompanying payment, and subject to the terms hereof, the Company agrees to issue to the Optionee or the Optionee’s administrators, executors or personal representatives, as the case may be, stock certificates for the number of shares specified in such notice registered in the name of the person exercising this Option.

     7. Adjustment in Option. The number of Shares subject to this Option, the Exercise Price and other matters are subject to adjustment during the term of this Option in accordance with Section 5.2 of the Plan.
     8. Termination of Service.
     (a) Except as otherwise specified in Schedule A to this Agreement, in the event of the termination of the Optionee’s service to the Company or any of its Subsidiaries, other than a termination that is either (i) for Cause, or (ii) voluntary on the part of the Optionee and without written consent of the Company, the Optionee may exercise this Option at any time within three (3) months after such termination to the extent of the number of shares which were Purchasable hereunder at the date of such termination.
     (b) Except as specified in Schedule A attached hereto, in the event of a termination of the Optionee’s service that is either (i) for Cause or (ii) voluntary on the part of the Optionee and without the written consent of the Company, this Option, to the extent not previously exercised, shall terminate immediately and shall not thereafter be or become exercisable.
     (c) Unless and to the extent otherwise provided in Schedule A hereto, in the event of the retirement of the Optionee at or after the normal retirement date (age 65 unless the Committee determines otherwise), the Optionee shall continue to have the right to exercise any Options for shares which were Purchasable at the date of the Optionee’s retirement, such rights to be subject to the provisions of this Agreement. Notwithstanding the foregoing, the Options will become void and unexercisable on the date which is three months after the date of retirement unless, with respect to a non-Incentive Stock Option, on (or effective as of) the date of retirement the Optionee enters into a noncompete agreement with the Company, which the Company must offer to the Optionee, and continuously complies with such noncompete agreement for the period of time during which the options may be exercised.
     9. Continuance of Service. This Option does not confer upon the Optionee any right with respect to continuance of service to the Company or by any of its Subsidiaries. This Option shall not be affected by any change of service so long as the Optionee continues to serve the Company or one of its Subsidiaries.
     10. Death of Optionee. Except as otherwise set forth in Schedule A with respect to the rights of the Optionee upon termination of service under Section 8(a) above, in the event of the Optionee’s death while in the service of the Company or any of its Subsidiaries or within three months after a termination of such service (if such termination was neither (i) for Cause nor (ii) voluntary on the part of the Optionee and without the written consent of the Company), the appropriate persons described in Section 6 of this Agreement or persons to whom all or a portion of this Option is transferred in accordance with Section 5 of this Agreement may exercise this Option at any time within a period ending on the earlier of (a) the last day of the one year period following the Optionee’s death or (b) the expiration date of this Option. If the Optionee was in the service of the Company at the time of death, any unvested rights to acquire shares pursuant to this Option shall immediately vest and this Option may be so exercised to the extent of the number of shares that were Purchasable under this Agreement at the date of death. If the

Optionee’s service terminated prior to his or her death, this Option may be exercised only to the extent of the number of shares covered by this Option which were Purchasable under this Agreement at the date of such termination.
     11. Date of Grant. This Option was granted by the Committee on the date set forth in Schedule A (the “Date of Grant”).
     12. Compliance with Regulatory Matters. The Optionee acknowledges that the issuance of capital stock of the Company is subject to limitations imposed by federal and state law, and the Optionee hereby agrees that the Company shall not be obligated to issue any shares of Stock upon an attempted exercise of this Option that would cause the Company to violate law or any rule, regulation, order or consent decree of any regulatory authority (including without limitation the SEC) having jurisdiction over the affairs of the Company. The Optionee agrees that he or she will provide the Company with such information as is reasonably requested by the Company or its counsel to determine whether the issuance of Stock complies with the provisions described by this Section 12.
     13. Restriction on Disposition of Shares. Unless the Company otherwise agrees in writing, the shares purchased pursuant to the exercise of an Incentive Stock Option shall not be transferred by the Optionee except pursuant to the Optionee’s will, or the laws of descent and distribution, until such date which is the later of two years after the grant of such Incentive Stock Option or one year after the transfer of the shares to the Optionee pursuant to the exercise of such Incentive Stock Option.
     14. Termination as a Subsidiary of the Company. In the event that Optionee is in the service of a Subsidiary of the Company and the Company or its Subsidiaries cease to own greater than 50% of such Subsidiary, this Option shall terminate on the date the Company or its Subsidiaries cease to own greater than 50% of such Subsidiary unless the Board or the Committee determines otherwise.
     15. Miscellaneous.
     (a) This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.
     (b) This Agreement is executed and delivered in, and shall be governed by the laws of, the State of Georgia.
     (c) Any requests or notices to be given hereunder shall be deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three days after deposit thereof in the United States mail, registered, return receipt requested and postage prepaid, addressed, if to the Optionee, at Optionee’s address shown in the Company’s records and, if to the Company, to the executive offices of the Company at 3490 Piedmont Road, Suite 1120, Atlanta, GA 30305, or at such other addresses that the parties provide to each other in accordance with the foregoing notice requirements.

     (d) This Agreement may not be modified except in writing executed by each of the parties to it.
     (e) In addition to all other provisions of the Plan, Employee acknowledges that the Stock issuable upon the exercise of the Options granted pursuant to this Agreement is subject to the Company’s Right of First Refusal and the Market Stand-Off Agreement under Section 10.1 and 10.2 of the Plan, respectively.
(Signatures are on the following page.)

     IN WITNESS WHEREOF, the Committee has caused this Stock Option Agreement to be executed on behalf of the Company, and the Optionee has executed this Stock Option Agreement, all as of the day and year first above written.

PureRay Corporation		OPTIONEE

By:

	Name:	Name:

Title:

SCHEDULE A
TO
STOCK OPTION AGREEMENT
BETWEEN
PureRay Corporation
AND

Dated:
1.	Number of Shares Subject to Option: Shares.

2.	This Option is not an Incentive Stock Option.

3.	Option Exercise Price: $ per Share.

4.	Date of Grant:

5.	Option Vesting Schedule:
Check one:
☐	Options are exercisable with respect to all shares on or after the date hereof.

☐	Options are exercisable with respect to the number of shares indicated below on or after the date indicated next to the number of shares:

No. of Shares	Vesting Date

6.	Option Exercise Period:
Check One:
☐	All options expire and are void unless exercised on or before , .

☐	Options expire and are void unless exercised on or before the date indicated next to the number of shares:

No. of Shares	Expiration Date

7.	Effect of Termination of Service of Optionee.

SCHEDULE B
TO
STOCK OPTION AGREEMENT
BETWEEN
PureRay Corporation
AND

Dated:
NOTICE OF EXERCISE
     The undersigned hereby notifies PureRay Corporation (the “Company”) of this election to exercise the undersigned’s stock option to purchase                      shares of the Company’s no par value common stock (the “Common Stock”), pursuant to the Stock Option Agreement (the “Agreement”) between the undersigned and the Company dated                                                             ,           . Accompanying this Notice is (1) a certified or a cashier’s check or, if acceptable to the Committee, a recourse note payable to the Company, in the amount of $                                         payable to the Company, and/or (2)                      shares of the Company’s Common Stock presently owned by the undersigned and duly endorsed or accompanied by stock transfer powers, having an aggregate Fair Market Value (as defined in the Company’s 2008 Stock Option and Incentive Plan (the “Plan”)) as of the date hereof of $                                        , and/or (3) authorization to withhold                      shares of Stock otherwise issuable upon exercise of the Option having an aggregate Fair Market Value (as defined in the Plan) as of the date hereof of $                                        , with such shares of Stock that are withheld being credited against the Exercise Price, such amounts of (1), (2) and (3) being equal, in the aggregate, to the purchase price per share set forth in Section 3 of the Agreement multiplied by the number of shares being purchased hereby (in each instance subject to appropriate adjustment pursuant to Section 5.2 of the Plan).
     IN WITNESS WHEREOF, the undersigned has set his hand and seal, this            day of                     ,           .

OPTIONEE [OR OPTIONEE’S ADMINISTRATOR,
EXECUTOR OR PERSONAL REPRESENTATIVE]

Name:

Position (if other than Optionee):

EXHIBIT C
PURERAY CORPORATION
RESTRICTED STOCK AGREEMENT
THE TRANSFER OF THESE SECURITIES HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE BLUE SKY LAWS, AND CANNOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS REGISTERED UNDER SUCH ACTS, OR EXEMPTIONS FROM SUCH REGISTRATION ARE AVAILABLE.
     THIS RESTRICTED STOCK AGREEMENT (this “Agreement”) is entered into as of this       day of                     ,           , by and between PureRay Corporation, a Washington corporation (the “Company”), and                      (the “Grantee”).
     On October 15, 2008, the Board of Directors of the Company adopted a Stock Option and Incentive Plan known as the Company’s “2008 Stock Option and Incentive Plan” (the “Plan”), and recommended that the Plan be approved by the Company’s shareholders. On [                    ] [  ], 200[  ], the shareholders of the Company adopted and approved the Plan. The Committee has determined that the Grantee is to be granted a restricted stock award (the “Award”) under the Plan, and in consideration of the granting of that Award to purchase the specified number of shares of common stock , no par value per share, of the Company (the “Common Stock”) the Grantee intends to continue providing services to Company. The Company and the Grantee desire to enter into a written agreement with respect to such Award in accordance with the Plan.
     NOW, THEREFORE, the Company and the Grantee hereby agree as follows:
     1. Grant of Restricted Stock Award. The Award grants the Grantee shares of Common Stock (the “Restricted Stock”). The Restricted Stock is granted pursuant to the Plan and are subject to the terms and conditions thereof, which are incorporated herein by this reference. To the extent any provision in this Agreement is inconsistent with the Plan, the provisions of the Plan shall govern. The Grantee hereby acknowledges receipt of, or access to, a copy of the Plan.
     2. Date of Grant. The Award is granted on the date set forth on Schedule A hereto (the “Date of Grant”).
     3. Restrictions on Transfer. On and after the Date of Grant and until each portion of the Restricted Stock vests as provided in Section 4 hereof, the Grantee shall not be permitted to Transfer or otherwise dispose of that portion of the Restricted Stock except (i) a by gift during a Grantee’s lifetime or on a Grantee’s death by will or intestacy to such Grantee’s Immediate Family or to a trust or other entity for the benefit of Grantee or Grantee’s Immediate Family, (ii) pursuant to a domestic relations order issued by a court of competent jurisdiction, provided that, in each case of (i) or (ii) above, each transferee or other recipient executes a written agreement to be bound by the terms and conditions of the Plan, including without limitation, Section 10 hereof; (ii) any transfer of Stock acquired pursuant to this Award by Grantee made (A) pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations, or otherwise by operation of law or (B) pursuant to the winding up and dissolution of the Company.
     4. Vesting of Restricted Stock. Restricted Stock will vest in installments, in the amounts and on the dates set forth on Schedule A. The Committee shall have the power, in its sole discretion, to accelerate the vesting of all or a portion of the Restricted Stock, to waive any restrictions, including any additional restrictions set forth on Schedule A, with respect to any part or all of the Restricted Stock, or to waive the forfeiture of the Restricted Stock and to retain restrictions on Restricted Stock that would have been forfeited pursuant to the terms of the Plan and the terms of this Agreement.
     5. Forfeiture of Restricted Stock. Except as otherwise may specified on Schedule A, the termination of Grantee’s engagement by the Company shall have the following effect: any Restricted Stock which has not vested as of the effective date of such termination, for any reason, shall immediately be forfeited and shall not vest.
     6. Withholding. Grantee must pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, or local taxes of any kind (including any employment taxes) required by law to be withheld with respect to the income realized by Grantee in connection with the ownership of the Restricted Stock. In connection therewith, and without limiting any of the Company’s rights under the Plan:
          (a) the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to Grantee, including but not limited to salary payments; and
          (b) Grantee hereby authorizes the Company, at the Company’s election, to transfer to the Company shares of Stock owned by Grantee (including but not limited to Restricted Stock) with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the required statutory minimum (but no more than such required minimum) with respect to the Company’s withholding obligation. In connection with such authorization Grantee hereby constitutes and appoints each of the Chief Executive Officer, President, and Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to cause the transfer to the Company of such Restricted Stock or other shares together with all dividends, income, cash, options, warrants, rights, instruments and other property, interests or proceeds from time to time in effect, received, receivable or otherwise distributed in respect of, or in exchange, replacement, renewal or substitution for, any or all of the Restricted Stock or other shares; and Grantee acknowledges that such appointment is being made in connection with a grant of Restricted Stock under the Plan, is coupled with an interest and is therefore irrevocable.
     7. Legends and Restrictions. If a share certificate is issued evidencing the Restricted Stock, such certificate shall be registered in the name of the Grantee but shall be held in custody by the Company, and such share certificate may contain such legends as required by Article 8 of the Plan or as imposed under applicable state corporation and securities laws, and under the Plan and this Agreement. If a share certificate is not issued evidencing the Restricted Stock but the Restricted Stock are otherwise registered in the Company’s stock transfer records, the Restricted Stock shall be registered in the name of the Grantee but the Company shall be authorized to put in place such procedures as will require the above restrictions to be honored by the transfer agent for the Stock.
     8. Adjustment in Number of Shares. The number of Restricted Stock shall be subject to adjustment for stock dividends, stock splits, or similar corporate changes involving the Common Stock to the extent set forth in Section 5.2 of the Plan.

     9. Change in Control. In the event of a Corporate Transaction (as defined in Article 1 of the Plan), all Restricted Stock under this Agreement that have not otherwise fully vested shall immediately vest.
     10. Investment Representations.
          (a) No Registration. The Grantee acknowledges that, unless and until the Company notifies the Grantee otherwise, the issuance of the Restricted Stock has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under applicable state securities laws.
          (b) Delay of Issuance. The Grantee acknowledges that, pursuant to Article 8 of the Plan, the Company may delay the issuance of the Restricted Stock, the delivery of certificates for the Restricted Stock, and the release of any restrictions on the transfer of the Restricted Stock for such time as the Company deems necessary or desirable to enable the Company to comply with (i) the requirements of the Securities Act or the Securities Exchange Act or 1934, as amended, or any rules or regulations of the Securities and Exchange Commission or any stock exchange promulgated thereunder; or (ii) the requirements of applicable state laws relating to authorization, issuance or sale of such securities. The Grantee shall provide such information as the Company deems necessary or desirable to secure such compliance.
     11. Miscellaneous.
          (a) This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.
          (b) This Agreement is executed and delivered in, and shall be governed by the laws of, the State of Georgia.
          (c) Any requests or notices to be given hereunder shall be deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three days after deposit thereof in the United States mail, registered, return receipt requested and postage prepaid, addressed, if to the Grantee, at Grantee’s address shown in the Company’s records and, if to the Company, to the executive offices of the Company at 3490 Piedmont Road, Suite 1120, Atlanta, GA 30305, or at such other addresses that the parties provide to each other in accordance with the foregoing notice requirements.
          (d) This Agreement may not be modified except in writing executed by each of the parties to it.
          (e) In addition to all other provisions of the Plan, Grantee acknowledges that the vested Stock granted pursuant to this Agreement is subject to the Company’s Right of First Refusal and the Market Stand-Off Agreement under Section 10.1 and 10.2 of the Plan, respectively.
     12. Regulatory Approvals. The vesting of the Restricted Stock shall be subject to the condition that if at any time the Committee or the Company shall determine in its discretion that the satisfaction of withholding tax or other tax liabilities, or the listing, registration, or qualification of any shares of Stock upon any securities exchange or quotation system or under any federal or state law, or the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such vesting, then in any such event such vesting shall not be effective unless such liabilities have been satisfied or such listing, registration, qualification, consent, or approval shall have been effected or obtained.
[Remainder of page intentionally blank. Signatures appear on the following page.]

IN WITNESS WHEREOF, the Committee has caused this Restricted Stock Agreement to be executed on behalf of the Company, and the Grantee has executed this Restricted Stock Agreement, all as of the day and year first above written.

PureRay Corporation		GRANTEE

By:

	Name:	Name:

Title:

SCHEDULE A
TO
RESTRICTED STOCK AGREEMENT
BETWEEN
PURERAY CORPORATION
AND

Dated:
1.	Number of Shares Subject to Award: Shares.

2.	Fair Market Value on Date of Grant: $ per Share.

3.	Date of Grant:

4.	Restricted Stock Vesting Schedule: Restricted Stock is exercisable with respect to the number of shares indicated below on or after the date indicated next to the number of shares:

No. of Shares	Vesting Date

5.	Effect of Termination of Grantee.
Choose one:

☐	If Grantee’s engagement by the Company is terminated for any reason other than Cause (as defined in the Plan), all of the unvested Restricted Stock issued pursuant to the Award shall vest immediately.

☐	If Grantee’s engagement by the Company is terminated for any reason other than Cause, Death or Disability (as those terms are defined in the Plan), all of the unvested Restricted Stock issued pursuant to the Award shall vest immediately.

☐	If Grantee’s engagement by the Company is terminated for any reason, all of the unvested Restricted Stock issued pursuant to the Award shall vest immediately.

☐	if Grantee’s engagement by the Company is terminated as a result of Death or Disability, all of the unvested Restricted Stock issued pursuant to the Award shall vest immediately
[Note: The default provision in Section 5 of this Agreement provides that if no indication of the effect of termination is made on this Schedule A, then termination for any reason shall result in the forfeiture of all unvested Restricted Stock.]

6.	Other Restrictions.